Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G needs be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of ChargePoint Holdings, Inc.

Dated: February 14, 2023

LINSE CAPITAL CP, LLC

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital CP, LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL CP II, LLC

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital CP II, LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL CP III, LLC

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital CP III, LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL CP IV, LLC

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital CP IV, LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL CP V, LLC

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital CP V, LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL CP VI, LLC

By:	Linse Capital CP VI GP LP
a Delaware limited partnership and Manager of Linse Capital CP VI, LLC

By:	Linse Capital Management PR LLC
a Delaware limited liability company and Manager of Linse Capital CP VI GP LP

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital Management PR LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL CP VI GP LP

By:	Linse Capital Management PR LLC
a Delaware limited liability company and Manager of Linse Capital CP VI GP LP

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital Management PR LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LEVITATE CAPITAL LP

By:	Levitate Capital GP LP a Delaware limited partnership and General Partner of Levitate Capital LP

By:	Linse Capital Management LLC, a Delaware limited liability company and General Partner of Levitate Capital GP LP

By:	Linse Capital Management PR LLC, a Delaware limited liability company and Manager of Linse Capital Management LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LEVITATE CAPITAL GP LP

By:	Linse Capital Management LLC, a Delaware limited liability company and General Partner of Levitate Capital GP LP

By:	Linse Capital Management PR LLC, a Delaware limited liability company and Manager of Linse Capital Management LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL MANAGEMENT LLC

By:	Linse Capital Management PR LLC, a Delaware limited liability company and Manager of Linse Capital Management LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL MANAGEMENT PR LLC

By:	Linse Capital LLC
a Delaware limited liability company and Manager of Linse Capital Management PR LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

LINSE CAPITAL LLC

By:	/s/ Michael Linse
Michael Linse, Managing Director

/s/ Michael Linse
Michael Linse